UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/20/2004

Wells Real Estate Fund VIII, L.P.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27888

GA	582126618
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6200 The Corners Parkway, Norcross, GA 30092-3365
(Address of Principal Executive Offices, Including Zip Code)

770-449-7800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On December 20, 2004, the Registrant sent a letter to investors providing an update of the Registrant's portfolio. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Wells Real Estate Fund VIII, L.P.

Date: December 20, 2004.	By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President of Wells Capital, Inc., corporate general partner of Wells Partners, L.P., general partner of the Registrant

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter to investors dated December 20, 2004